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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

         Date of Report (Date of earliest event reported): July 1, 2002
                                                           ------------

                                Cytyc Corporation
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             (Exact name of Registrant as specified in its charter)

                         85 Swanson Road, Boxborough, MA
                    ----------------------------------------
                    (Address of principal executive offices)

                                      01719
                                   ----------
                                   (Zip Code)

                                 (978) 263-8000
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               Registrant's telephone number, including area code

           Delaware                  0-27558                  02-0407755
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State or other jurisdiction of   (Commission File            (IRS Employer
         Incorporation               Number)               Identification No.)


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Item 5. Other Events.

     On July 1, 2002, Cytyc Corporation, a Delaware corporation ("Cytyc"), issued a press release announcing that Digene Corporation, a Delaware corporation ("Digene"), has terminated their definitive merger agreement. Under the terms of the merger agreement, either of Cytyc or Digene was permitted to terminate the merger agreement if the transaction had not been consummated on or before June 28, 2002. As previously announced, the U.S. Federal Trade Commission last week voted to seek to block Cytyc's proposed acquisition of Digene.

     The termination of the merger agreement also terminates Cytyc's previously announced exchange offer for shares of Digene's common stock. All shares deposited pursuant to the exchange offer with Cytyc's exchange agent, EquiServe Trust Company, N.A., will be returned promptly.

     A copy of the press release of July 1, 2002 is filed herewith as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            Exhibit 99.1  Press Release, dated July 1, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTYC CORPORATION

Date:  July 1, 2002                     By: /s/ Patrick J. Sullivan
                                            ------------------------
                                            Patrick J. Sullivan
                                            Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
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Exhibit 99.1   Press Release, dated July 1, 2002



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